FIELDPOINT PETROLEUM CORPORATION
609 Castle Road # 335

Austin, TX  78746

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held October 24, 2014

Solicitation of Proxies:

This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of shareholders (the "Meeting") to be held at Austin Country Club, 4408 Long Champs Drive, Austin, Texas 78746, on Friday, October 24, 2014 at 11:00 a.m., Central Daylight Time and at any adjournments thereof.

At the Meeting, the shareholders will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company to be held in 2015;  (ii) ratify the selection of Hein & Associates LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2014;  and (iii) to conduct a nonbinding advisory vote on executive officer compensation; (iv) to conduct a nonbinding advisory vote on the frequency of nonbinding advisory votes on executive officer compensation in the future; (v) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals").  The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting.  At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

This Statement is being mailed on or about September 24, 2014, to our Shareholders eligible to vote at the Annual Meeting.  Concurrently with the mailing of this Statement, we are furnishing to our shareholders our Annual Report on Form 10-K for its fiscal year ended December 31, 2013. You can also review our Annual report on our website: www.fpp.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

OCTOBER 24, 2014

We have filed an Annual Report on Form 10-K with the SEC for our fiscal year ended December 31, 2013. A copy of our Form 10-K (excluding exhibits) has been provided to each person who was a record or beneficial owner of Common Shares as of the Record Date and is available on our corporate web site (www.fpp.com). Exhibits to the Form 10-K will be furnished upon payment of the fee described in the list of exhibits accompanying the copy of Form 10-K. Requests for any exhibits to our Form 10-K should be addressed to Roger Bryant, Chairman, Fieldpoint Petroleum Corporation, P O BOX 164163, Austin, TX  78716.

The 2014 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2013 are also available at www.edocumentview.com/FPPC.com. On this site, you will be able to access these materials and any amendments or supplements to these materials that are required to be furnished to stockholders.  Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the United States Securities and Exchange Commission (“SEC”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

ALTERNATIVE VOTING PROCEDURES

In addition to voting in person at the Annual Meeting or mailing the attached Proxy Card to the Company, shareholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com/fppc and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-625-VOTE (8683) and follow instructions provided by the recorded message.

GENERAL MATTERS

Why did I receive these proxy materials?

You received these proxy materials from us in connection with the solicitation of proxies by our Board to be voted at the annual meeting because you owned shares of our common stock as of September 19, 2014. We refer to this date as the record date.

This proxy statement contains important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the notice of meeting on the cover of this proxy statement, including the election of five directors to our Board; the ratification of the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and the advisory vote of the shareholders with respect to executive compensation and the frequency of such advisory vote in the future.  The stockholders of the Company have no appraisal rights in connection with any of the proposals described herein.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted. A quorum is the presence at the annual meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock issued and outstanding on the record date. As of the record date, there were 8,115,378 shares of our common stock outstanding and entitled to vote at the annual meeting. Consequently, the presence at the annual meeting, in person or by proxy, of the holders of at least 2,690,664 shares of common stock is required to establish a quorum for the annual meeting. Proxies that are voted “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” “FOR ALL EXCEPT,” “FOR” or “AGAINST” on a matter are treated as being present at the annual meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the annual meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Additionally, shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. The effect of abstentions and broker non-votes on each proposal is set forth in more detail under “What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?”

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has appointed Roger Bryant, referred to as the proxy holder, to serve as proxy for the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then you own our common stock through multiple accounts at the transfer agent and/or with stock brokers. Please sign and return all proxy cards to ensure that all of your shares are voted at the annual meeting.

Who is participating in this proxy solicitation, and who will pay for its cost?

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We will also reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Could other matters be decided at the annual meeting?

When this proxy statement went to press, we did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement. For any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our transfer agent, ComputerShare Stock Transfer & Trust Company, you are a stockholder of record of these shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to mail your proxy directly to us or to vote in person at the annual meeting.

Most of our stockholders hold their shares in a stock brokerage account or through a bank or other holder of record rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other holder of record, commonly referred to as being held in “street name,” you are the beneficial owner of these shares and these proxy materials are being forwarded to you by that custodian. See “How do I vote my shares?” below for a discussion of the effect of holding shares of record and as a beneficial stockholder on non-discretionary and discretionary items.

How many votes do I have?

You are entitled to one vote for each share of common stock that you owned on the record date on all matters considered at the annual meeting.

How do I vote my shares?

Shares held directly in your name as the stockholder of record can be voted in person at the annual meeting or you can provide a proxy to be voted at the annual meeting by signing and dating the enclosed proxy card and returning it in the enclosed, postage-paid envelope.

In addition to voting in person at the Meeting or mailing the attached Proxy Card to the Company, shareholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com/fppc and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-625-VOTE (8683) and follow instructions provided by the recorded message.

If your shares are held in “street name” by your broker or bank, you will receive a proxy card with this proxy statement. Like shares held of record, you may vote your shares held in street name in person at the annual meeting or by signing and dating the enclosed proxy card and returning it in the enclosed, postage-paid envelope.

If you plan to vote in person at the annual meeting, please bring proof of identification. Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the annual meeting.

As a beneficial owner, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee. Whether your shares can be voted by such person depends on the type of item being considered for vote:

•

Non-discretionary items.   The election of directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Recent changes in regulation were made to remove the ability of your broker or bank to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote in the election of directors, no votes will be cast on your behalf in the election of directors.

•	Discretionary items. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2014, is a discretionary item.

Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.

If you vote by granting a proxy, the proxy holders will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board.

Can I change my vote after I return my proxy card?

Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before it is exercised by (i) submitting a written notice of revocation to our Corporate Secretary by mail to FieldPoint Petroleum Corporation at the address set forth at the beginning of this Proxy Statement or by facsimile at (512) 335-1294, (ii) mailing in a new proxy card bearing a later date or (iii) attending the annual meeting and voting in person, which suspends the powers of the proxy holder.

What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?

Election of Directors.   A majority of the votes of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on the election of directors is required for the election of directors. This means that the five director nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors will be elected to our Board. In the vote on the election of five director nominees identified in this proxy statement, you may vote:

•	“FOR ALL” director nominees;

•	“WITHHOLD AUTHORITY FOR ALL” director nominees; or

•	“FOR ALL EXCEPT” either director nominee.

Votes marked “WITHHOLD AUTHORITY FOR ALL” and “FOR ALL EXCEPT” will be counted for purposes of determining the presence or absence of a quorum but have no effect on the outcome of election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm.   The affirmative vote of the holders of a majority of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the appointment of Hein & Associates LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, you may vote:

•	“FOR;”

•	“AGAINST;” or

•	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Compensation of the Company’s Principal Officers “SAY ON PAY”.  In this non-binding advisory vote shareholders are asked to vote FOR or AGAINST the current compensation practices and policies as they apply to the Company’s Principal Officers, and as more fully described in the body of this document.  The results of the vote will be taken under advisement by the Board in its future consideration and development of the Company’s compensation practices, you may vote:

•	“FOR;” or

•	“AGAINST;”

Broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Frequency of “SAY ON PAY” votes.  The affirmative vote of the holders of a majority of the shares represented at the annual meeting, in person or by proxy, and entitled to vote on this proposal is required to set a one, two or three year interval between shareholder “SAY ON PAY” votes.  You may vote:

•	“FOR;” a one, two or three year interval; or “ABSTAIN”

May I propose actions for consideration at the next annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Submission of Stockholder Proposals and Other Deadlines for the 2015 Annual Meeting of Stockholders” for more details.

What is “householding,” and how does it affect me?

The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as householding, permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many brokers, banks and other holders of record have instituted householding. If you or your family has one or more street name accounts under which you beneficially own our common stock, you may have received householding information from your broker, bank or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our 2013 annual report to stockholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

Where may I obtain additional information about FieldPoint Petroleum Corporation or about the annual meeting?

We refer you to our annual report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC, on March 27, 2014.  The annual report is not part of the proxy solicitation material.

If you would like to receive any additional information, please contact our Corporate Secretary at FieldPoint Petroleum Corporation, 609 Castle Road # 335, Austin, TX  78746 or (512) 250-8692.

  Record Date and Outstanding Shares:

The Board of Directors has fixed the close of business on September 19, 2014, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting.  On September 19, 2014, there were outstanding 8,115,378 shares of common stock, $0.01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

A proxy card accompanies this Proxy Statement.  All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein.  Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals.  The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained.  Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person.  Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

Quorum:     The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the

Meeting.  Broker non-votes will not be considered present at the meeting for purposes of determining a quorum.

Required Vote:  At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals.

Holders of Common Stock have the right to elect five (5) members of the Board of Directors, as proposed in the "Director Election Proposal."  Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time.  Cumulative voting in the election of directors is not permitted.  Directors will be elected by a majority of the votes cast for the election of directors.

All other matters to be approved will require the affirmative vote of a majority of the shares represented and voted at the meeting.

Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. Broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting.

Votes by Directors, Officers, and Affiliates:      At the Record Date, directors, officers, and affiliates (including the Estate of Ray Reaves) of the Company had the right to vote through proxy, beneficial ownership or otherwise 3,235,600 shares of Common Stock, or 40.1% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement.  All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by the Company.  Solicitation of Proxies may be made by mail by directors, officers and employees of the Company.  In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies.  The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

YOU SHOULD NOT SEND CERTIFICATES WITH YOUR PROXY CARD.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock by:

*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers;
*	each of our directors and director nominees; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of September 19, 2014 and the percentage of outstanding common stock owned as of September 19, 2014.  Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership.  Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address(2)	Number of Shares	Percent Owned(1)
Estate of Ray D. Reaves (3)	3,037,000	37.6%
Roger D. Bryant	31,000	*
Dan Robinson	96,000	1.2%
Karl W. Reimers	58,100	*
Debbie Funderburg	16,000	*
Nancy Stephenson	2,500	_____________*
All Officers and Directors as a Group (5 persons)	203,600	2.5%

_________________________________________________
*      indicates less than 1%

(1)      The percentages shown are calculated based upon 8,115,378 shares of common stock outstanding at September 19, 2014.  In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2)      Unless otherwise stated, the beneficial owner's address is 609 Castle Road # 335, Austin, TX  78746

(3)      Voting and investment power with respect to the shares of common stock held in the Estate of Ray D. Reaves is exercised by the Administrator of the Estate.

PROPOSAL NO. 1:

DIRECTOR ELECTION PROPOSAL

The Company's bylaws provide that the Board of Directors will consist of not less than three (3) and no more than nine (9) members. The Board of Directors of the Company presently consists of five (5) members.  Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) or until their successors are duly elected or appointed and qualified, or until their death, resignation or removal.  Each of the persons nominated to hold office provided below is currently a member of the Board of Directors.  Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the five persons named in the table below, each of who has consented to serve if elected.  In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors.  In completing the enclosed proxy card, if a shareholder decides to withhold authority to vote for any of the director nominees, such shareholder should mark the WITHHOLD box and line through such nominee(s) name in Proposal 1 of the proxy card.

Directors are elected by a majority of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Directors Funderburg, Reimers, Robinson, and Stephenson are "non-executive" directors, denoting that they are neither officers nor employees of the Company.  There are no family relationships between or among any of the directors of the Company,

Nominees for Election at the Meeting:

Name	Age	Present Position with the Company

Roger D. Bryant	71	Director, Executive Chairman

Karl W. Reimers	72	Director

Dan Robinson	66	Director

Debbie Funderburg	55	Director

Nancy Stephenson	61	Director

Certain biographical information regarding the director nominees is listed below.

Mr. Bryant, age 71, has been a Director of the Company since July 1997.  Mr. Bryant has served in the positions of President, CEO, COO, Director, and Chairman a number of times.  This includes having been President of a subsidiary of Dresser Industries, President of a subsidiary of Schlumberger, Ltd., President, CEO and Director of Autogas Systems, Inc., the developer of “Pay at the Pump” technology for the petroleum industry, and President, CEO, and Chairman of Canmax, Inc., a publicly traded developer of POS systems for the petroleum industry.  He has also held management positions with Texas Instruments, United Technologies, and General Electric.  Mr. Bryant holds a Bachelor of Science degree in Electrical Engineering from the University of Alabama.

Mr. Reimers, age 72, has been a director of the Company since October 2004. Mr. Reimers served as Chief Financial Officer, President and Director of B.A.G. Corp. from 1993 until his retirement in 2010.  He has served as Vice President and Chief Financial Officer of Supreme Beef Company from 1989 to 1993; he has also served as Vice President of Accounting for OKC Corp., a NYSE listed oil and gas Company, from 1975 to 1989. He was employed by Peat, Marwick, Mitchell, Certified Public Accountants from 1973 to 1975, and has a BBA (Accounting) and an MBA degree, both from the University of Texas at Arlington. Mr. Reimers was a Certified Public Accountant throughout his professional career.

Mr. Robinson, age 66, has been a director of the Company since October 2004.  Mr. Robinson held the position of President and Chief Executive Officer of Placid Refining Company LLC from December 1994 to the present. Prior to his current position, he served in many capacities with Placid Oil Company beginning in March 1975, including the roles of Project Engineer, Manager of Refinery Operations, Assistant Secretary, Assistant Treasurer, Secretary, and Treasurer.  Before beginning his 38 year oil and gas career he was briefly employed as a commercial credit analyst at First National Bank in Dallas.  Mr. Robinson received a BS degree in Mechanical Engineering in 1971 and an MBA degree in Finance in 1973, both from the University of Wisconsin.  He currently sits on the Board of Directors of the American Fuels and Petrochemicals Manufacturing Association.

Debra Funderburg, age 55, has been a Director of the Company since February 2006. From August 2010 to present she has served as Vice President Reservoir Engineering for Magnum Hunter Resources Corp. From September 2007 to August 2010 she has served as Vice President Reservoir Engineering and Business Development for Sanchez Oil & Gas.  From May 2003 to August 2007 she served as Senior Reservoir Engineer, Corporate A&D coordinator and Business Development Manager for Dominion E&P.  From November 1999 to May 2003 Ms. Funderburg held the position of Reservoir Engineering Manager for Randall & Dewey.  Prior to this, Debbie held various engineering positions with both Pennzoil and Mobil E&P.  Debbie holds a BS degree in Chemical Engineering from the Ohio State University.

Nancy Stephenson, age 61, has been a Director of the Company since October 2011.  From August 2011 to August 2012 she served as Chief Accounting Officer, Treasurer and Secretary of Cross Border Resources Inc. (XBOR) and currently serves as Assistant Controller at Forge Energy, LLC, a private company.  Ms. Stephenson has over 30 years of accounting experience, primarily in publicly traded companies in the energy business. From March 2003 to February 2010, she served as Compliance Reporting Manager for TXCO Resources Inc. (TXCO). For both XBOR and TXCO she prepared financial statements and was responsible for periodic reporting compliance with the SEC. Since March 2010, she has provided consulting services relating to periodic reporting with the SEC on a project basis for various companies. Ms. Stephenson holds a BBA in Accounting from the University of Houston and is a Certified Public Accountant.

Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2015 or until a successor is duly elected and qualified.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the

Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last ten (10) years, no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, during the two years ended December 31, 2013, the Company is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

Certain Relationships with Related Parties

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

Meetings and Committees of the Board of Directors

The Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of the Company. However, the Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.  Under its charter, the Audit Committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, tax and legal matters as well as liquidity risks and guidelines, policies and procedures for monitoring and mitigating risks. The Audit Committee meets regularly in executive sessions without the Company’s independent registered public accounting firm and without management.  In addition, the Audit Committee reviews and discusses with management and the Company’s independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting. The Audit Committee also meets with our internal controls and Sarbanes-Oxley compliance consultant, as well as our independent reserve engineering firm, and reviews related party transactions for potential conflicts of interest.

The Compensation and Nominating Committee manages risks associated with executive compensation and the independence of the Board, and meets regularly in executive sessions without management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

          a.          Meetings of the Board of Directors

          During the fiscal year ended December 31, 2013, meetings of the Board of Directors were held, including regularly scheduled and special meetings, each of which were attended by all of the Directors.

Outside Directors received a total of $205,000 for their services as Directors, including attendance at meetings, and were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as Director. Directors could receive future grants of options to purchase shares of common stock, as long as they continue to serve as directors.

          b.          Committees

          The board appoints committees to help carry out its duties. In particular, board committee's work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

          During the fiscal year ended December 31, 2013, the Board had a standing audit committee, a standing compensation committee, and a standing nomination committee.  Each of the standing committees has adopted a charter, which can be viewed at the Company’s website: www.fppcorp.com.

Audit Committee

The audit committee is currently composed of the following directors:

Nancy Stephenson, Chairman

Karl W. Reimers
Dan Robinson

The Board of Directors has determined that all members of the audit committee are "independent" within the meaning of Rule 10A-3(b)(1) of the Exchange Act and the NYSE MKT’s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interest related to those of management, does not have any financial, family or other material personal ties to management or any other interest or relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

During the fiscal year ended December 31, 2013, the audit committee met on 4 (four) occasions.  The meetings were attended by 100% of the committee members serving at the time of each meeting.

Nancy Stephenson, a member of the audit committee, qualifies as an “audit committee financial expert” within the meeting of Item 407(d)(5) of Regulation S-K.

          The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management, the internal auditors and the independent auditors, policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent registered public accountants or Principal Financial Officer whenever a special situation arises.

The Audit Committee of the Board of Directors has adopted a written charter, which has been previously filed with the Commission.

Audit Committee Report

This statement is being provided to inform stockholders of the Audit Committee’s oversight with respect to our financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2013 and related notes with management and the independent registered public accounting firm. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing

Standards No. 61, “Communications with Audit Committees” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (United States), or the PCAOB, in Rule 3200T. The Audit Committee discussed with our independent registered public accounting firm the independence of such firm from our management, including a review of audit and non-audit fees, and received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with our management and the independent registered public accounting firm such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Management is responsible for the preparation and presentation of the Company’s audited financial statements, the establishment and maintenance of our disclosure controls and procedures and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the standards of the PCAOB and issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee this process.

Based on the foregoing review and discussions with management and the independent registered public accounting firm, and relying thereon, we have recommended to the Company and the Board the inclusion of the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements and internal control over financial reporting has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with GAAP standards, or that Hein & Associates LLP is in fact independent.

By:  The Audit Committee

Nancy Stephenson, Chairman

Karl W. Reimers

Dan Robinson

Compensation Advisory Committee

The compensation advisory committee is currently composed of the following directors:

Dan Robinson, Chairman
Karl W. Reimers
Debbie Funderburg

The Board of Directors has determined that all members of the compensation committee are "independent" within the meaning of the NYSE MKT’s listing standards. For this purpose, a compensation committee member is deemed to be independent if he does not possess any vested interest related to those of management, does not have any financial, family or other material personal ties to management or any other interest or relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The compensation advisory committee:

-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;

-	determines equity compensation for all employees;

-	reviews and approves the cash compensation and bonus objectives for the executive officers; and

-	reviews various matters relating to employee compensation and benefits.

The compensation advisory committee held one meeting during the year ended December 31, 2013.

Nominating Committee

The following directors are members of the nominating committee:

Karl W. Reimers
Debbie Funderburg

Roger Bryant resigned from the Nomination committee in 2013 as he was no longer considered independent while serving as Executive Chairman and not yet been replaced.  The board has adopted a charter to govern the director nomination process.

The Nominating Committee is responsible for recommending a slate of directors for the Company's annual meeting of shareholders.

The board of directors has adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommend a director nominee for consideration should contact Philip Roberson, President, at the Company's principal executive offices located in Austin, Texas and provide to Mr. Roberson, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 407 of Regulation S-K, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before July 31, 2015.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Shareholder Communications

Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Roger Bryant, Chairman, at the principal executive offices of the Company.  The board of directors will consider any such written communication at its next regularly scheduled meeting.

        c.     Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees subsequent to fiscal year ended December 31, 2004.  We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics.  Such request should be made in writing and addressed to Investor Relations, FieldPoint Petroleum Corporation, P O Box 164163, Austin, TX  78716. You may also review a copy of our Code of Ethics at our internet website located at www.fppcorp.com, or on the SEC website located at www.sec.gov.

Executive Compensation:

COMPENSATION DISCUSSION AND ANALYSIS

Introduction. This Compensation Discussion and Analysis (“CD&A”) provides an overview of the Company’s executive compensation program together with a description of the material factors underlying the decisions which resulted in the compensation provided for 2013 to the Company’s Chief Executive Officer (“CEO”) ( the “Named Executive Officers” or “NEOs”), as presented in the tables which follow this CD&A. The following discussion and analysis contains statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of financial results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Compensation Committee. The Compensation Committee (the “Committee”) of the Board of Directors is composed of three non-employee Directors, all of whom are independent under the guidelines of the NYSE MKT listing standards. The current Committee members are Dan Robinson, Karl Reimers and Debbie Funderburg. The Committee has responsibility for determining and implementing the Company’s philosophy with respect to executive compensation. To implement this philosophy, the Committee oversees the establishment and administration of the Company’s executive compensation program.

Compensation Philosophy and Objectives. The guiding principle of the Committee’s executive compensation philosophy is that the executive compensation program should enable the Company to attract, retain and motivate a team of highly qualified executives who will create long-term value for the Shareholders. To achieve this objective, the Committee has developed an executive compensation program that rewards the attainment of specific annual, long-term and strategic goals that will result in improvement in total shareholder return.  The Committee continually monitors the effectiveness of the program to ensure that the compensation provided to executives remains competitive relative to the compensation paid to executives in a peer group comprised of select oil and gas exploration companies. The Committee annually evaluates the components of the compensation program as well as the desired mix of compensation among established components. The Committee believes that a substantial portion of the compensation paid to the Company’s NEOs should be at risk and contingent on the Company’s operating performance.

Committee Process. The Committee meets as often as necessary to perform its duties and responsibilities. The Committee usually meets with the Principal Executive Officer and Principal Financial Officer.  In addition, the Committee periodically meets in executive session without management.

The Committee’s meeting agenda is normally established by the Committee Chairperson in consultation with the Principal Executive Officer and Principal Financial Officer. Committee members receive and review materials in advance of each meeting. Depending on the meeting’s agenda, such materials may include: financial reports regarding the Company’s performance, reports on achievement of individual and corporate objectives, tally sheets setting forth total compensation and information regarding the compensation programs and levels of certain peer group companies.

Role of Executive Officers in Compensation Decisions. The Committee makes all compensation decisions for the Principal Executive Officer and Principal Financial Officer. Decisions regarding the compensation of other employees are made by the Principal Executive Officer and Principal Financial Officer in consultation with the Committee. In this regard, the Principal Executive Officer and Principal Financial Officer provide the Committee evaluations of executive performance, business goals and objectives and recommendations regarding salary levels and equity awards.

Market-Based Compensation Strategy.  The Committee adopted the following market-based compensation strategy:

Pay levels are evaluated and calibrated relative to other companies of comparable size operating in the oil and gas exploration business (the “Peer Group”) as the primary market reference point. In addition, general industry data is reviewed as an additional market reference and to ensure robust competitive data.

Target total direct compensation (target total cash compensation plus the annualized expected value of long-term incentives) levels for NEOs are calibrated relative to the Peer Group.

Base salary and target total cash compensation levels (base salary plus target annual incentive) for NEOs are calibrated to the Peer Group.
The long-term incentive component of the executive compensation program is discretionary and viewed in light of the target total direct compensation level.

The Committee retains discretion, however, to vary compensation above or below the targeted percentile based upon each NEO’s experience, responsibilities and performance.

Total Direct Compensation

Our objective is to target total direct compensation, consisting of cash salary and cash bonus at levels consistent with the surveyed companies, if specified corporate and business unit performance metrics and individual performance objectives are met. We selected this target for compensation to remain competitive in attracting and retaining talented executives. Many of our competitors are significantly larger and have financial resources greater than our own. The competition for experienced, technically proficient executive talent in the oil and gas industry is currently particularly acute, as companies seek to draw from a limited pool of such executives to explore for and develop hydrocarbons that increasingly are in more remote areas and are technologically more difficult to access.

We structure their cash compensation so that a significant portion is at risk under the cash bonus plan, payable based on corporate, business unit and individual performance. In the following sections, we further detail each component of total direct compensation.

Components of Compensation. For the year ended December 31, 2013, the components of compensation for the CEO were base salary and incentive bonus. We did not provide additional compensation in the form of long term incentives, retirement benefits, or perquisites.

Base Salary. The Company provides the CEO with base salaries to compensate him for services rendered during the year. The Committee believes that competitive salaries must be paid in order to attract and retain high quality executives. The Committee reviews the CEO’s salary at the end of each year, with any adjustments to base salary becoming effective on January 1 of the succeeding year.

In determining base salary level for executive officers, the committee considers the following qualitative and quantitative factors:

•	job level and responsibilities,

•	relevant experience,

•	individual performance,

•	recent corporate performance, and

We review base salaries annually, but we do not necessarily award salary increases each year. From time to time base salaries may be adjusted other than as a result of an annual review, in order to address competitive pressures or in connection with a promotion.

Base salaries paid to the CEO are deductible for federal income tax purposes except to the extent that the executive’s aggregate compensation which is subject to Section 162(m) of the Internal Revenue Code (the “Code”) exceeds $1 million.

COMPENSATION AND NOMINATING COMMITTEES REPORT

The Compensation and Nominating Committees have reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation and Nominating Committees recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013.

Respectfully submitted by the Compensation and Nominating Committees of the Board,

Compensation Committee

Nominating Committee

Dan Robinson

Debbie Funderburg

Karl Reimers

Karl Reimers

Debbie Funderburg

COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND

INSIDER PARTICIPATION

None of our executive officers serve as a member of the Compensation Committee or Nominating Committee.

The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last two (2) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Options Awards	Non equity Incentive Plan Compensa -tion	Nonqualified Deferred Compensation Earnings	All Other Compensa- tion	Total
Roger D. Bryant, Executive Chairman	2013	60,000	$35,000	-	-	-	-	-	$95,000
Phillip H. Roberson, President, COO, CFO	2013	75,000	$35,000	-	-	-	-	-	$110,000
Ray D. Reaves, CEO, President	2013	140,000	$ 0	-	-	-	-	-	$140,000
Ray D. Reaves, CEO, President	2012	351,400	$300,000	-	-	-	-	-	$651,400
Ray D. Reaves, CEO, President	2011	$250,000	$56,548	-	-	-	-	-	$306,548
Ray D. Reaves, CEO, President	2010	$250,000	$175,000	-	-	-	-	-	$425,000

Base salaries paid to the CEO are deductible for federal income tax purposes except to the extent that the executive’s aggregate compensation which is subject to Section 162(m) of the Internal Revenue Code (the “Code”) exceeds $1 million.

Bonus Plan

In 2008, the Company’s Board of Directors adopted a Performance Based Bonus Program for the President and CEO (the “Bonus Plan”).   Under the Bonus Plan, the President can earn an annual bonus based upon four parameters: (i) annual reserve additions from drilling and acquisitions as measured by the Board approved Annual Business Plan (“Business Plan”) (“Reserve Bonus”), (ii) growth in annual production as measured by the Business Plan, (“Production Bonus”) (iii) growth in annual year over year earnings before taxes and bonus (“EBBT”)(“Earnings Bonus”), and (iv) other notable achievements as determined by the Board (“Achievement Bonus”).

To earn any of the Reserve Bonus, Production Bonus or Earnings Bonus, the Company’s performance must exceed the goal or target set by the Board in the Business Plan.  If actual reserve additions for the year exceed the Business Plan target, a bonus will be paid equal to the percentage that the actual reserve additions bears to the total reserves reported in the previous year’s Annual Report on Form 10-K (the “Prior 10-K”), not to exceed 50% of Base Salary.  If actual production for the year exceeds the Business Plan target, a bonus will be paid equal to the percentage that the actual production bears to the total production reported in the Prior 10-K, not to exceed 50% of Base Salary.  If actual EBBT for the year exceeds the Business Plan target, a bonus will be paid equal to the percentage that actual EBBT bears to EBBT as reported in the Prior 10-K, not to exceed 50% of Base Salary.  The Achievement Bonus is discretionary with the Board and cannot exceed 10% of Base

Salary.  The maximum cumulative bonus payable in any given year may not exceed 150% of Base Salary.

The application of the performance based Bonus Plan described above has been temporarily suspended until such time as the Board elects to reinstate such a plan.

Golden Parachute Plans

The Company had no Golden Parachute Plans in effect for any of its officers or employees during fiscal year ended December 31, 2013.

Outstanding Equity Awards

As of the end of 2013, there were no outstanding equity awards to any of the Named Executive Officers.

Director Compensation

The following table sets forth information concerning compensation paid to the Company’s directors during the most recently completed fiscal year:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Roger Bryant	$78,000	-	-	-	-	-	$78,000
Karl Reimers	$26,000	-	-	-	-	-	$26,000
Dan Robinson	$26,000	-	-	-	-	-	$26,000
Debra Funderburg	$37,500	-	-	-	-	-	$37,500
Nancy Stephenson	$37,500						$37,500

Option Grants Table

There were no stock option grants for fiscal years ended December 31, 2012 and 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Hein & Associates LLP, independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2014.  Hein & Associates LLP has been the Company's accountants for the years ended December 31, 2013 and 2012.  It is not expected that a member of Hein & Associates LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions.  Ratification of the selection of our auditors is not required under the laws of the State of Colorado, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

We understand the need for our principal accountants to maintain objectivity and independence in their audit of our financial statements.  To minimize relationships that could appear to impair the objectivity of our principal accountants, our audit committee has restricted the non-audit services that our principal accountants may provide to us primarily to tax services and audit related services.  The board has adopted policies and procedures for pre-approving work performed by our principal accountants. After careful consideration, the Audit Committee of the Board of Directors has determined that payment of the below audit fees is in conformance with the independent status of the Company's principal independent accountants.  Before engaging the auditors in additional services, the Audit Committee considers how these services will impact the entire engagement and independence factors.

The following table details aggregate fees billed for fiscal years ended December 31, 2013 and 2012 by Hein & Associates LLP:

	2013	2012
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$117,300	$101,900

Audit-related fees – related to the performance of audit or review of financial statements not reported under "audit fees" above	-	-

Tax fees - tax compliance, tax advice and tax planning	23,882	18,800
	_________	_________
Total fees paid or accrued to our principal accountants	$141,182	$120,700

Votes Required.  Ratification of the selection of Hein & Associates LLP to serve as auditors for the fiscal year ending December 31, 2014 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL NO. 3

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy circular in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2013 annual meeting of stockholders, the Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2014 annual meeting of stockholders. We are asking stockholders to approve the following advisory resolution at the 2014 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2014 Annual Meeting of Stockholders is hereby APPROVED.

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating the executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives.

We urge stockholders to read the Executive Compensation section beginning on page 23 of this proxy statement, including the 2014 Summary Compensation Table and related tables and narrative, appearing on pages 23 through 25 which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s stockholders to vote, on a non-binding advisory basis, on the frequency with which they would prefer to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers.  By voting on this proposal, stockholders may indicate whether they would prefer a non-binding advisory vote on Named Executive Officer compensation once every one, two or three years.  In addition to the advisory vote on executive compensation discussed in Proposal No. 3, pursuant to Section 14A of the Exchange Act, the Company is required at least every six years to hold an advisory vote to determine the frequency of the advisory stockholder vote on executive compensation.

After careful consideration of the frequency alternatives, the Board believes that conducting a non-binding, advisory vote on executive compensation every two (2) years is appropriate for the Company and its stockholders at this time because such timing for the advisory vote will ensure our stockholders are engaged in executive officer compensation decisions.  The Company’s executive compensation programs are designed to promote a long-term connection between pay and performance. While the Board recognizes that awards to the Company’s Named Executive Officers are typically made annually, and improvements to compensation plans are often considered and adopted on an annual basis, the Board believes that holding an advisory vote every two (2) years is adequate to timely feedback on the Company’s compensation disclosures.  The Company will continue to monitor developments in executive compensation practices and evaluate the appropriateness and effectiveness of seeking a say-on-frequency vote every other year, and the Company may change its recommendation on the desired frequency in the future.

The Board believes that a bi-annual advisory vote on executive compensation is consistent with the Company’s practice of seeking input and engaging in dialogue with its shareholders on corporate governance matters (including the practice of having all directors elected annually and annually providing stockholders the opportunity to ratify the Company’s selection of independent accounting firm) and the Company’s executive compensation philosophy, policies and practices.  While the Board values the opinions of the Company’s stockholders and will consider the outcome of this say-on-frequency vote when making future decisions on the frequency with which to hold the advisory vote on executive compensation, this vote is advisory, which means that the vote on frequency is not binding on the Company, the Board or the Compensation Committee.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required for advisory approval of this proposal.  With respect to this proposal, if none of the frequency alternatives (one year, two years or three years) receives a majority vote, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been approved by the Company’s stockholders.  However, because this vote is advisory and not binding on the Company or the Board, the Board may decide that it is in the best interests of the Company and the stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY TWO YEARS (AS OPPOSED TO EVERY ONE YEAR OR EVERY THREE YEARS).

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than July 31, 2015, and must conform to applicable Securities and Exchange Commission rules and regulations.

OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting.  However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

The Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2013, including audited financial statements, is enclosed herewith. The Annual Report to Shareholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company's Form 10-K.